UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)

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[  ]           Preliminary Proxy Statement

[  ]           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]           Definitive Proxy Statement

[X]           Definitive Additional Materials

[  ]           Soliciting Material Pursuant to §240.14a-12

DESERT CAPITAL REIT, INC.
(Name of Registrant As Specified in its Charter)

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December 1, 2010

Dear Fellow Stockholder:

You may recently have been contacted by one or more of our stockholders and furnished with information urging you to vote in favor of various proposals being made by these stockholders at Desert Capital’s Annual Meeting of Stockholders scheduled to be held on December 7, 2010.  These stockholders have failed to file proxy materials with the SEC, which means they have broken federal securities laws that were enacted to protect you and all other investors in public companies.  Also, the information you received contained misstatements and unfounded allegations, including the following: “You may be aware that the current Board of Directors gave themselves a raise for the year beginning January 1, 2011.  They doubled their 2010 salaries.”  The Desert Capital Board of Directors has not raised the amounts that they will be paid in 2011.  On the contrary, the amount of the annual retainer and per meeting fees to be paid to our Board of Directors will be the same for 2011 as they have been for each year since the Company’s initial public offering in 2004.

On November 24, 2010, Desert Capital received several proxy cards solicited by the aforementioned stockholders that, among other things, attempted to vote for an alternative slate of directors.  These proxy cards, and any other proxy card sent to you by these stockholders, are not valid and will not be effective at the December 7, 2010 stockholders’ meeting.

The Board of Directors and management of Desert Capital REIT do not support these efforts and we are writing to you because we do not want our stockholders to be misled or confused by an attempt to smear our reputation by illegal and improper actions.

Desert Capital’s portfolio was dramatically impacted by the crash of the real estate and credit markets that occurred in 2008.  Unfortunately, the real estate market in the Las Vegas area continues to be very challenging as property values in some sectors have not yet stabilized.  Despite these challenges, your Board of Directors and management team continue to seek opportunities to maximize value for all of our stockholders.

                                                                           Sincerely,

/s/  Todd B. Parriott
Todd B. Parriott
Chairman of the Board

Your vote is IMPORTANT, no matter how many shares you own.

If you have not yet voted, or previously withheld or revoked your vote, please vote now by signing, dating and faxing the ORANGE proxy card previously mailed to you to ACS Securities, Inc. at (214) 887-7411, or by submitting your vote by telephone or over the internet using the telephone or internet voting instructions printed in our definitive proxy statement, which is available online at www.sec.gov and at https://www.taxacs.com/desert/proxy.  After submitting your vote by fax, you will not need to submit any further proxy materials.

IMPORTANT

    Please discard and do not sign or return any proxy card sent to you by or on behalf of any stockholder.

    If you have any questions on how to vote your shares on the ORANGE proxy card, or if you need an additional proxy card, or need additional assistance, please call:  Desert Capital REIT, Inc. (800) 419-2855.

Important Information and Certain Information Regarding Participants

On October 7, 2010, Desert Capital REIT, Inc. (“Desert Capital”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with its 2010 Annual Meeting.  The definitive proxy statement contains information regarding the names, affiliations and interests of Desert Capital’s directors, director nominees and certain of its officers that may be deemed, along with Desert Capital, to be participants in the solicitation of Desert Capital’s stockholders in connection with its 2010 Annual Meeting.  Stockholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available, because they contain (or will contain) important information.  Stockholders may obtain a free copy of the definitive proxy statement and other documents (when available) that Desert Capital files with the SEC at the SEC’s website at www.sec.gov, at https://www.taxacs.com/desert/proxy/ and from Desert Capital by directing a request to Stacy M. Riffe, Secretary, Desert Capital REIT, Inc., 1291 W. Galleria Drive, Suite 200, Henderson, Nevada  89014.

FORWARD-LOOKING STATEMENTS

Certain matters discussed in this stockholder letter are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are those that are not historical in nature.  They can often be identified by their inclusion of words such as “will,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend” and similar expressions.  Any projection of revenues, earnings or losses, capital expenditures, distributions, capital structure or other financial terms is a forward-looking statement.  Similarly, statements that describe Desert Capital’s future plans, objectives or goals are also forward-looking statements.  Our forward-looking statements are based upon our management’s beliefs, assumptions and expectations of our future operations and economic performance, taking into account the information currently available to us.  Forward-looking statements involve risks and uncertainties, some of which are not currently known to us and are beyond our control, that might cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements.  Some of the important factors that could cause our actual results, performance or financial condition to differ materially from expectations are: economic conditions impacting the real estate market and credit markets; changes in interest rates; our ability to sell assets; our continued inability to obtain liquidity; additional impairments on our assets; our inability to restructure our obligations under our junior subordinated notes; and, although we believe our proposed method of operations will be in conformity with the requirements for qualification as a REIT, we cannot assure you that we will qualify as a REIT or, if so qualified, will continue to qualify as a REIT.  Our failure to qualify or remain qualified as a REIT could have material adverse effect on our performance and your investment.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the events described by our forward-looking statements might not occur.  We qualify any and all of our forward-looking statements by these cautionary factors.  For a more detailed description of the risks affecting our financial condition and results of operations, see “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, which is available on Desert Capital’s website at www.desertcapital.com.